EXHIBIT 10.6



                             STATE ESCROW AGREEMENT
                             ----------------------

         This escrow agreement (the "State Escrow Agreement") is entered into as of May 8, 1998, by and among Philip Morris Incorporated, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation and Lorillard Tobacco Company (collectively, the "Settling Defendants" and each individually a "Settling Defendant"), the State of Minnesota and [NAME OF ESCROW AGENT], as Escrow Agent (the "State Escrow Agent").

                                   WITNESSETH:

         WHEREAS, counsel for the State of Minnesota and Settling Defendants entered into a settlement agreement and release as of May 8, 1998 (the "Settlement Agreement"), which settlement agreement set forth the terms and conditions of an agreement to settle and resolve with finality all present and future claims relating to the subject matter of the litigation entitled State of Minnesota v. Philip Morris Incorporated, No. C1-94-8565, (filed August 17, 1994) (the "Action"), in the District Court of the State of Minnesota, County of Ramsey, Second Judicial District (the "Court");

         WHEREAS, paragraph II.B. of the Settlement Agreement and Schedule A thereto provide that, on the dates specified therein, each Settling Defendant shall pay, severally and not jointly, its respective share of the aggregate amounts payable by the Settling Defendants pursuant to the terms of that paragraph, with each Settling Defendant's respective share to be determined according to the terms thereof;

         WHEREAS, paragraph II.D. of the Settlement Agreement provides that, on December 31, 1998, and on December 31 of each year annually thereafter, each Settling Defendant shall pay, severally and not jointly, its respective share of the aggregate annual amount payable by the Settling Defendants pursuant to the terms of that paragraph, with each Settling Defendant's respective share to be determined according to the terms thereof;

         WHEREAS, paragraph V.B. of the Settlement Agreement further provides that, in the event of a challenge to the Court's Final Approval of the Settlement Agreement, any payments due to be paid by Settling Defendants pursuant to paragraph II.D. of the Settlement Agreement shall be paid into a special escrow account (the "State Escrow Account"), to be held in escrow pending resolution of such challenge as set forth in paragraph V.B. and of the Settlement Agreement;

         WHEREAS, paragraph V.B. of the Settlement Agreement further provides that, in the event of a challenge to the Court's Final Approval of the Settlement Agreement prior to December 31, 1998, any payments due to be paid by Settling Defendants pursuant to paragraph II.B. of the Settlement Agreement shall be paid into the State Escrow Account, to be held in escrow pending resolution of such challenge as set forth in paragraph V.B. of the Settlement Agreement;

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         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Appointment of State Escrow Agent.

         Settling Defendants and the State of Minnesota hereby appoint the State Escrow Agent to act as escrow agent on the terms and conditions set forth herein, and the State Escrow Agent hereby accepts such appointment on such terms and conditions.

SECTION 2.  Deposit.

         Any payment pursuant to paragraph II.D. of the Settlement Agreement that is due to be paid by Settling Defendants before resolution of any challenge to Final Approval as set forth in paragraph V.B. of the Settlement Agreement, and any payment pursuant to paragraph II.B. of the Settlement Agreement that is due to be paid by Settling Defendants before resolution of any challenge to Final Approval initiated prior to December 31, 1998 as set forth in paragraph V.B. of the Settlement Agreement shall be delivered to the State Escrow Agent and shall be deposited into the State Escrow Account (all payments deposited into the State Escrow Account, together with any interest or other income on investment with respect to such payments, being herein called the "State Escrow Amount") and shall be governed by the terms of this State Escrow Agreement. All such deliveries of funds are subject to the right of the Settling Defendants to obtain, pursuant to section 4(a) of this State Escrow Agreement, prompt return of the entire State Escrow Amount (less appropriate deductions for administrative fees and expenses, including taxes and other related costs) in the event that the Settlement Agreement is canceled and terminated pursuant to a court order. The State Escrow Amount shall be maintained, invested and disbursed by the State Escrow Agent strictly in accordance with this State Escrow Agreement.

SECTION 3.  Investment of State Escrow Amount.

         The State Escrow Agent shall invest and reinvest the State Escrow Amount in either (i) direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America (including government-sponsored agencies) or the State of Minnesota;
(ii) repurchase agreements fully collateralized by securities of the kind specified in clause (i) above; (iii) money market accounts maturing within 30 days of the acquisition thereof and issued by a bank or trust company organized under the laws of the United States of America or a State thereof (a "United States Bank") and having a combined capital surplus in excess of $250,000,000; or (iv) demand deposits with any United States Bank or any federal savings and loan institution having a combined capital surplus in excess of $250,000,000. Any loss on any such investment, including, without limitation, any penalty for any liquidation required to fund a disbursement, shall be borne pro rata by the parties in proportion to their ultimate entitlement to the State Escrow Amount. The State Escrow Agent's fees and all expenses, including taxes and other related costs, shall, to the extent possible, be paid out of income earned. Whenever the State Escrow Agent shall pay all or any part of the State Escrow Amount to any party as provided herein, the State Escrow Agent shall also pay

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to such party all interest and profits earned to the date of payment on such amount, less deductions for fees and all expenses, including taxes and other related fees.

SECTION 4.  Release of the State Escrow Amount.

         After receipt, the State Escrow Agent shall deliver the State Escrow Amount as set forth below:

                a. In the event that the Settlement Agreement is canceled and terminated pursuant to paragraph V.B. of the Settlement Agreement, and upon receipt of a court order so directing, the State Escrow Agent shall disburse the entire State Escrow Amount (including any interest thereon, as provided in Section 3) to the Settling Defendants on the same pro rata basis as the Settling Defendants' contributions to the State Escrow Account.

                b. Upon receipt of written notice signed by counsel for the Settling Defendants and counsel for the State of Minnesota notifying the State Escrow Agent that all challenges to Final Approval have been resolved as provided in paragraph V.B. of the Settlement Agreement and that all escrow funds may be released, the State Escrow Agent shall proceed to distribute the State Escrow Amount to an account designated in writing by the State of Minnesota.

                c. For its services, the State Escrow Agent shall receive fees in accordance with the State Escrow Agent's customary fees in similar matters. All such fees shall constitute a direct charge against the State Escrow Amount, but the State Escrow Agent shall not debit the State Escrow Amount for any such charge until it shall have presented its statement to and received approval by counsel for the Settling Defendants and counsel for the State of Minnesota, which approval shall not be unreasonably withheld. Such approval shall be deemed given if the State Escrow Agent has not received written objections from either counsel for Settling Defendants or counsel for the State of Minnesota within 30 days after presentment of its statement. Such fees and all expenses charged against the State Escrow Amount shall, to the extent possible, be paid out of interest earned. In the event that counsel for the Settling Defendants or counsel for the State of Minnesota objects in writing to such fees, the State Escrow Agent shall not debit the State Escrow Amount except upon a court order approving such fees.

SECTION 5.  Substitute Form W-9; Qualified Settlement Fund.

         Each of the signatories to this State Escrow Agreement shall provide the State Escrow Agent with a correct taxpayer identification number on a substitute Form W-9 within 90 days of the date hereof and indicate thereon that it is not subject to backup withholding. It is anticipated that the State Escrow Account established pursuant to this State Escrow Agreement shall be treated as a Qualified Settlement Fund for federal tax purposes pursuant to Treas. Reg. ss. 1.468B-l.

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SECTION 6.  Termination of State Escrow Account.

         This State Escrow Agreement (other than the State Escrow Agent's right to indemnification set forth in Section 7) shall terminate when the State Escrow Agent shall have released from the State Escrow Account all amounts pursuant to
Section 4 hereof.

SECTION 7.  State Escrow Agent.

                a. The State Escrow Agent shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time under the provisions hereof, and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than as a result of its own negligence or willful misconduct. In the event the State Escrow Agent fails to receive the instructions contemplated by Section 4 hereof or receives conflicting instructions, the State Escrow Agent shall be fully protected in refraining from acting until such instructions are received or such conflict is resolved by written agreement or court order.

                b. Settling Defendants, on the same pro rata basis as the funds constituting the State Escrow Amount were contributed to the State Escrow Account, agree to indemnify, hold harmless and defend the State Escrow Agent from and against any and all losses, claims, liabilities and reasonable expenses, including the reasonable fees of its counsel, which it may suffer or incur hereunder or in connection herewith prior to the date of the termination of this Escrow Agreement as provided in
         Section 6 hereof, except such as shall result solely and directly from its own negligence or willful misconduct. The State Escrow Agent shall not be bound in any way by any agreement or contract between Settling Defendants and the State of Minnesota (whether or not the State Escrow Agent has knowledge thereof) other than this State Escrow Agreement, and the only duties and responsibilities of the State Escrow Agent shall be to hold and invest the State Escrow Amount received hereunder and to release such State Escrow Amount in accordance with the terms of this State Escrow Agreement.

                c. The State Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor escrow agent, selected by the Settling Defendants and agreeable to the State of Minnesota, shall have been appointed and shall have accepted such appointment in writing. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the State Escrow Agent within 30 days after the giving of such notice of resignation, the resigning State Escrow Agent may, at the expense of the Settling Defendants and the State of Minnesota (to be shared equally between the Settling Defendants and the State of Minnesota), petition the Court for the appointment of a successor escrow agent.

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                d. Upon resolution of any challenge to Final Approval as
         provided in paragraph V.B. of the Settlement Agreement, provided that Settling Defendants have performed all of their obligations required to be performed hereunder prior to such date, all duties and obligations of Settling Defendants hereunder shall cease, with the exception of any indemnification obligation of Settling Defendants incurred prior to the date of the termination of this Escrow Agreement.

SECTION 8.  Miscellaneous.

                a. Notices. All notices or other communications to any party or other person hereunder shall be in writing (which shall include telex, telecopy or similar writing) and shall be given to the respective parties or persons at the following addresses. Any party or person may change the name and address of the person designated to receive notice on behalf of such party or person by notice given as provided in this paragraph.

         State of Minnesota:
         ------------------

                  Hubert H. Humphrey, III
                  Attorney General
                  102 State Capitol
                  St. Paul, MN 55155
                  Fax: 612.297.4193

                  Michael V. Ciresi
                  Robins, Kaplan, Miller & Ciresi L.L.P.
                  2800 LaSalle Plaza
                  800 LaSalle Avenue
                  Minneapolis, MN 55402-2015
                  Fax: 612.339.4181

                  Chief Deputy Attorney General
                  State of Minnesota
                  102 State Capitol
                  St. Paul, MN 55155
                  Fax: 612.297-4193

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         Settling Defendants:
         -------------------

                  For Philip Morris Incorporated:
                  ------------------------------
                  Martin J. Barrington
                  Philip Morris Incorporated
                  120 Park Avenue
                  New York, NY 10017-5592
                  Fax: 212.907.5399

                  With a copy to:
                  --------------
                  Meyer G. Koplow
                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY 10019
                  Fax: 212.403.2000

                  For R.J. Reynolds Tobacco Company:
                  ----------------------------------
                  Charles A. Blixt
                  General Counsel
                  R.J. Reynolds Tobacco Company
                  401 North Main Street
                  Winston-Salem, NC 27102
                  Fax: 910.741.2998

                  With a copy to:
                  --------------
                  Arthur F. Golden
                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, NY 10017
                  Fax: 212.450.4800

                  For Brown & Williamson Tobacco Corporation:
                  ------------------------------------------
                  Michael Walter
                  Brown & Williamson Tobacco Corporation
                  200 Brown & Williamson Tower
                  401 South Fourth Avenue
                  Louisville, KY 40202
                  Fax: 502.568.7187

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                  With a copy to:
                  --------------
                  F. Anthony Burke
                  Brown & Williamson Tobacco Corporation
                  200 Brown & Williamson Tower
                  401 South Fourth Avenue
                  Louisville, KY 40202
                  Fax: 502.568.7297

                  For Lorillard Tobacco Company:
                  -----------------------------
                  Arthur J. Stevens
                  Lorillard Tobacco Company
                  714 Green Valley Road
                  Greensboro, NC 27408
                  Fax: 910.335.7707

         State Escrow Agent:
         ------------------

                  [NAME OF BANK]
                  [ADDRESS]
                  Phone:   [PHONE NUMBER]
                  Fax:   [FAX NUMBER]

                  Wire Transfer Instructions
                  ABA:   [NUMBER]
                  Account:   [NUMBER]

                b. Successors and Assigns. The provisions of this State Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                c. Governing Law. This State Escrow Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflicts of law rules of such state.

                d. Jurisdiction and Venue. The parties hereto irrevocably and unconditionally submit to the jurisdiction of the Court for purposes of any suit, action or proceeding seeking to enforce any provision of, or based on any right arising out of, this State Escrow Agreement, and the parties hereto agree not to commence any such suit, action or proceeding except in the Court. The parties hereto hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding in the Court and hereby further irrevocably waive and agree not to plead or claim in the Court that any such suit, action or proceeding has been brought in an inconvenient forum.

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                e. Definitions. Terms used herein that are defined in the State
         Settlement Agreement are, unless otherwise defined herein, used in this State Escrow Agreement as defined in the State Settlement Agreement.

                f. Amendments. This State Escrow Agreement may be amended only by written instrument executed by all parties hereto. The waiver of any rights conferred hereunder shall be effective only if made by written instrument executed by the waiving party. The waiver by any party of any breach of this State Escrow Agreement shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent or contemporaneous, of this State Escrow Agreement.

                g. Counterparts; Effectiveness. This State Escrow Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This State Escrow Agreement shall become effective when each party hereto shall have signed a counterpart hereof. Delivery by facsimile of a signed agreement shall be deemed delivery for purposes of acknowledging acceptance hereof; however, an original executed Agreement must promptly thereafter be delivered to each party.

                h. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction and interpretation hereof.

         IN WITNESS WHEREOF, the parties have executed this State Escrow Agreement as of the day and year first hereinabove written.

                                       STATE OF MINNESOTA


                                       By:
                                            ------------------------------------
                                            Name:  Hubert H. Humphrey III
                                            Title: Attorney General

                                       PHILIP MORRIS INCORPORATED


                                       By:
                                            ------------------------------------
                                            Name:  Meyer G. Koplow
                                            Title: Counsel

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                                       R.J.  REYNOLDS TOBACCO COMPANY


                                       By:
                                            ------------------------------------
                                            Name:  D. Scott Wise
                                            Title: Counsel

                                       BROWN & WILLIAMSON TOBACCO CORPORATION


                                       By:
                                            ------------------------------------
                                            Name: Stephen R. Patton
                                            Title: Counsel

                                       LORILLARD TOBACCO COMPANY


                                       By:
                                            ------------------------------------
                                            Name: Arthur J. Stevens
                                            Title: Senior Vice President &
                                            General Counsel


                                       [NAME OF BANK],
                                            as Escrow Agent


                                       By:
                                            ------------------------------------
                                            Name:  [NAME]
                                            Title: [TITLE]

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